Filed pursuant to Rule 497(e)

File Nos. 333-164298 and 811-22378

DOUBLELINE FUNDS TRUST

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Low Duration Bond Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 17, 2026 to each Fund’s Summary Prospectus

(each, a “Summary Prospectus”), the Funds’ Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”), each dated November 1, 2025,

as supplemented or amended from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Luz M. Padilla is retiring from DoubleLine Capital LP. Effective March 31, 2026, all references to Ms. Padilla as a portfolio manager of the Funds are hereby removed from the Summary Prospectuses, Prospectus and SAI. Effective March 31, 2026, William Campbell is added as a portfolio manager for DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund. Jeffrey Gundlach, Jeffrey Sherman and Robert Cohen will continue to serve as portfolio managers of DoubleLine Low Duration Bond Fund. Su Fei Koo and Mark W. Christensen will continue to serve as portfolio managers of DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE